As filed with the Securities and Exchange Commission on August 27, 2010
Securities Act File No. 033-38074
Investment Company Act No. 811-6260

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933
Post-effective Amendment No. 56	☑

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-effective Amendment No. 54	☑
(Check appropriate box or boxes)

QUAKER INVESTMENT TRUST
309 Technology Drive
Malvern, PA 19355
(Address of Principal Executive Offices)
Registrant’s Telephone Number; including Area Code: 1-888-220-8888
Copies of Communications to:
Jonathan Kopcsik
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(Name and Address of Agent for Service of Process)
Jeffry H. King, Sr.
Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
610-455-2299
It is proposed that this filing will become effective (check appropriate box):

☑	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(3)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of rule 485

Prospectus
August 27, 2010

Tactical Allocation Fund
Quaker Akros Absolute Strategies fund
Class A: AARFX
Class C: QASDX
Institutional Class: QASIX

As is the case with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of each Fund before making an investment.

QUAKER® INVESTMENT TRUST

Supplement dated August 27, 2010
To the Prospectus Dated August 27, 2010 for the
QUAKER AKROS ABSOLUTE STRATEGIES FUND

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Until such time as the reorganization between the Akros Absolute Return Fund and the Quaker Akros Absolute Strategies Fund is complete, no investors will be permitted to purchase shares of the Quaker Akros Absolute Strategies Fund.

FUND SUMMARY	2

Quaker Akros Absolute Strategies Fund	2

INVESTMENT STRATEGIES, RISKS AND PORTFOLIO HOLDINGS	7

MANAGEMENT OF THE FUND	10

SHAREHOLDER INFORMATION	11

Calculating Share Price	11

Fair Valuation	11

Choosing the Appropriate Share Class	12

How to Buy Shares	14

How to Sell Shares	16

How to Exchange Shares	17

Account Services	18

Dividends and Tax Matters	18

Release of Portfolio Information	19

FINANCIAL HIGHLIGHTS	20
EX-99.A.7
EX-99.D.2
EX-99.D.11
EX-99.E.3
EX-99.G.2
EX-99.H.2
EX-99.H.4
EX-99.I.8
EX-99.J.1
EX-99.M.1
EX-99.M.2
EX-99.M.3
EX-99.N
EX-99.P.2
EX-99.P.9

Fund Summary

Quaker® Akros Absolute Strategies Fund

INVESTMENT OBJECTIVES

The Quaker Akros Absolute Strategies Fund (the “Fund”) seeks to provide long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 12 of the Fund’s Prospectus and the “Shareholder Information” section on page 29 of the Fund’s Statement of Additional Information (the “SAI”).

Shareholder Fees
(fees paid directly						Institutional
from your investment)		Class A		Class C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)		5.50%		NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		1.25%		1.25%		1.25%

Distribution (12b-1) Fees		0.25%		1.00%		NONE

Other Expenses	0.43%		0.43%		0.43%

Dividends on Short Positions	0.04%		0.04%		0.04%

Total Other Expenses(1)		0.47%		0.47%		0.47%

Acquired Fund Fees and Expenses(1)		0.07%		0.07%		0.07%

Total Annual Fund Operating Expenses(2)		2.04%		2.79%		1.79%

Fee Reduction and/or Expense Reimbursement		0.05%		0.05%		0.05%

Net Annual Fund Operating Expense		1.99%		2.74%		1.74%

(1)	Based on estimated amounts for the current year.

(2)	The Adviser, pursuant to a contractual fee waiver agreement has agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees) when they exceed 1.74% of the Fund’s average daily net assets (the “Fee Waiver Agreement”). The Fee Waiver Agreement has been approved for a one-year period from August 27, 2010 to August 31, 2011. In accordance with the Fee Waiver Agreement, any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the time at which the Adviser waived fees and/or assumed expenses for the Fund under the Fee Waiver Agreement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio. This Fee Waiver Agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example gives effect to the contractual expense reimbursement for 1 year and the first year of 3 years, 5 years and 10 years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

CLASS A	$741	$1,154	$1,588	$2,789

CLASS C	$277	$865	$1,474	$3,119

INSTITUTIONAL CLASS	$177	$563	$970	$2,105

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 456.41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs absolute return strategies to seek positive returns regardless of market conditions. To achieve its investment objective, the Fund’s investment sub-adviser, Akros Capital, LLC (the “Sub-adviser”), will invest in securities, including common and preferred stock, of companies of any size, debt securities and derivatives.

•	Common Stock. The Fund may invest in common stocks of U.S. companies of any size and common stocks of American Depository Receipts (“ADRs”) of foreign companies.

•	Debt Instruments. The Fund may invest up to 100% of its net assets in debt instruments, including convertible debt.

•	Below Investment Grade Debt Instruments. The Fund may invest up to 30% of its net assets in debt securities that fall below investment grade debt — commonly referred to as “junk bonds.”

•	Derivative Instruments. The Fund may invest up to 20% of the Fund’s net assets in margin requirements in futures contracts on stock indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options. The Fund uses these investments

2	QUAKER INVESTMENT TRUST PROSPECTUS

to produce “leveraged” investment results, which generate returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

•	Short Sales. The Fund may invest up to 50% of its net assets in short sales at any given time.

•	Foreign Securities. The Fund may invest up to 30% of its net assets in foreign securities, including ADRs and European Depository Receipts (“EDRs”).

•	Mortgage-Backed and Asset-Backed Securities. The Fund may invest in asset-backed securities, such as automobile receivables, credit-card receivables, equipment leases, health-care receivables, home-equity loans, litigation-finance notes and student loans, as well as mortgage-backed securities and Federal Home Loan Bank securities, and other fixed-income securities of higher credit quality.

•	Exchange-Traded Funds. Beyond pursuing its investment objective by direct investment, the Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds (“ETFs”).

The maximum position of the Fund in stocks, either directly through stocks or indirectly through options, futures and swaps, will be limited to 125% of its net assets.

The Sub-adviser invests mainly in common stocks of U.S. and non-U.S. companies. Investments in equity securities (growth or value stocks or both) are of companies of any size. The Sub-adviser may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The Sub-adviser also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. The Sub-adviser may also invest in fixed income securities of short- to long-term maturities that are either investment-grade or below investment-grade in quality. The Sub-adviser may also invest in other fixed income securities, such as mortgage-backed investments. When deciding whether to buy or sell fixed income instruments, the Sub-adviser may consider, among other things, credit, interest rate, and prepayment risks, as well as general market conditions. The Sub-adviser may also select other investments that do not fall within these asset classes.

The Sub-adviser determines the asset allocation mix of the portfolio by assessing the macro environment, analyzing the Fund’s risk exposure and then investing in a manner consistent with those findings.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•	Common Stock Risk. Risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Small- and Mid-Cap Company Risk. Investing in small and medium-size companies, even indirectly, may involve greater volatility than investing in larger and more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity, and their prices may be more volatile.

•	Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.

•	Below Investment Grade Debt Risk. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities. Investments in below investment grade debt are considered to be more speculative and susceptible to credit risk than higher quality fixed income securities. Lower rated securities, including junk bonds, also involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates.

•	Derivative Instruments Risk. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the price of derivatives.

FOR MORE INFORMATION PLEASE CALL 800-220-8888	3

Fund Summary

Quaker® Akros Absolute Strategies Fund

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used.

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•	Mortgage-Backed and Asset-Backed Securities Risk. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. Conversely, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

•	Exchange-Traded Fund Risk. The cost of investing in an ETF will generally be higher than the cost of investing directly in the underlying fund shares. Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

•	Swap Agreement Risk. The Fund may enter into equity, interest rate, index and currency rate swap agreements. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. Such investments may become illiquid.

•	Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value as interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•	Portfolio Turnover Risk. Because the Fund has a very high rate of portfolio turnover, it will incur significant additional costs due to brokerage commission expenses (and dealer spreads built into the cost of securities) than those incurred by a fund with a lower portfolio turnover rate. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

On or about October 1, 2010, the Akros Absolute Return Fund will be reorganized into the Fund (the “Reorganization”). The Fund has investment objectives, strategies, and policies substantially similar to those of the Akros Absolute Return Fund, which was advised by Akros Capital, LLC, the current Sub-adviser to the Fund. Performance information prior to the Reorganization represents that of the Akros Absolute Return Fund.

4	QUAKER INVESTMENT TRUST PROSPECTUS

Annual Total Returns — Class A Shares as of December 31, 2009

Highest Performing Quarter:	8.93	% in the 2nd quarter of 2009
Lowest Performing Quarter:	–8.79	% in the 4th quarter of 2008

The Fund’s cumulative year-to-date return through June 30, 2010 was 1.88%

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free at 800-220-8888.

Average Annual Total Returns as of December 31, 2009

	1 Year	Lifetime

Class A Return Before Taxes (Inception Date: September 30, 2005)	13.94%	2.53%

Class A Return After Taxes on Distributions	11.83%	0.95%

Class A Return After Taxes on Distributions and Sale of Fund Shares	9.16%	1.28%

Class C Return Before Taxes (Inception Date: On or About October 1, 2010)	N/A	N/A

Institutional Class Return Before Taxes (Inception Date: On or About October 1, 2010)	N/A	N/A

S&P 500 Total Return Index	26.46%	–0.15%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGER

Akros Capital, LLC, (“Akros” or the “Sub-adviser”) serves as investment sub-adviser to the Fund.

Brady T. Lipp, founder, Managing Principal and Chief Executive Officer of Akros, is the Senior Portfolio Manager, and is responsible for the day-to-day management of the Fund’s portfolio.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum at its discretion.

TAX INFORMATION

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies

FOR MORE INFORMATION PLEASE CALL 800-220-8888	5

Fund Summary

Quaker® Akros Absolute Strategies Fund

may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	QUAKER INVESTMENT TRUST PROSPECTUS

Investment Strategies, Risks and Portfolio Holdings

Quaker® Akros Absolute Strategies Fund

INVESTMENT OBJECTIVES

The Quaker Akros Absolute Strategies Fund (the “Fund”) seeks to provide long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Fund’s investment objective is non-fundamental which means that it may be changed by the Board of Trustees without shareholder notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs absolute return strategies to seek positive returns regardless of market conditions. To achieve its investment objective, the Fund’s investment sub-adviser, Akros Capital, LLC (“Akros” or the “Sub-adviser”), will invest in securities, including common and preferred stock, of companies of any size, debt securities and derivatives.

•	Common Stocks. The Fund may invest in common stocks of U.S. companies of any size and common stocks and American Depository Receipts (“ADRs”) of foreign companies.

•	Debt Instruments. The Fund may invest up to 100% of its net assets in debt instruments, including convertible debt.

•	Below Investment Grade Debt Instruments. The Fund may invest up to 30% of its net assets in debt securities that fall below investment grade debt (securities rated below BBB by Standard & Poor’s Rating Service (“S&P”) or below Baa by Moody’s Investors Service, Inc. (“Moody’s”))— commonly referred to as “junk bonds.” However, the Fund will not invest in debt securities rated below D by S&P or Moody’s. Securities that are rated lower than investment grade, or high-yield securities, generally provide high income in an effort to compensate their investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout and firms with heavy debt loads. The maturities and durations of the fixed-income securities will vary widely depending on market conditions, the quality of the securities in which the Fund is invested, and where the Fund’s portfolio manager believes the markets are in the investment cycle.

•	Derivative Instruments. The Fund may invest up to 20% of the Fund’s net assets in margin requirements in futures contracts on stock indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options. The Fund uses these investments to produce “leveraged” investment results, which generate returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

•	Short Sales. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. The Fund will limit its short sales so that no more than 50% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.

If the Fund does not purchase the security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss. In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive payments (including interest) on collateral deposited with the broker or custodian.

•	Foreign Securities. The Fund may invest up to 30% of its net assets in foreign securities, including American Depository Receipts (“ADRs”) and European Depository Receipts (“EDRs”).

•	Mortgage-Backed and Asset-Backed Securities. The Fund may invest in asset-backed securities, such as automobile receivables, credit-card receivables, equipment leases, health-care receivables, home-equity loans, litigation-finance notes and student loans, as well as mortgage-backed securities and Federal Home Loan Bank securities, and other fixed-income securities of higher credit quality, derivative securities of traditional fixed-income instruments, reverse repurchase agreements and warrants.

•	Exchange-Traded Funds. Beyond pursuing its investment objective by direct investment, the Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds (“ETFs”). Federal law generally prohibits a Fund from acquiring shares of an investment company if,

FOR MORE INFORMATION PLEASE CALL 800-220-8888	7

Investment Strategies, Risks and Portfolio Holdings

immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares. This prohibition may prevent the Fund from allocating its investments in an optimal manner. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

The maximum position of the Fund in stocks, either directly through stocks or indirectly through options, futures and swaps, will be limited to 125% of its net assets.

In selecting individual securities for the Fund’s portfolio, the Sub-adviser relies upon several quantitative modeling systems, regulatory filings of publicly-traded companies, industry publications and independent research.

The Sub-adviser determines the asset allocation mix of the portfolio by assessing the macro environment, analyzing the Fund’s risk exposure and then investing in a manner consistent with those findings.

PRINCIPAL INVESTMENT RISKS

The Fund has principal investment strategies that come with inherent risks. The following are Principal Investment Risks specific to the Fund’s investment strategies:

•	Common Stock Risk. Risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Small- and Mid-Cap Company Risk. Investing in small and medium-size companies, even indirectly, may involve greater volatility than investing in larger and more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity, and their prices may be more volatile.

•	Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.

•	Below Investment Grade Debt Risk. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities. Investments in below investment grade debt are considered to be more speculative and susceptible to credit risk than higher quality fixed income securities. Lower rated securities, including junk bonds, also involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates.

•	Derivative Instruments Risk. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the price of derivatives.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions (purchases). When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used. Positions in shorted securities are speculative and more risky than long positions. You should be aware that any strategy that includes selling securities short could suffer significant losses.

•	Foreign Securities Risk. To the extent that the Fund invests in securities of foreign companies, including ADRs and EDRs, the Fund is subject to foreign securities risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and

8	QUAKER INVESTMENT TRUST PROSPECTUS

financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•	Mortgage-Backed and Asset-Backed Securities Risk. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. Conversely, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

•	Exchange-Traded Fund Risk. The cost of investing in an ETF will generally be higher than the cost of investing directly in the underlying fund shares. Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

•	Swap Agreement Risk. The Fund may enter into equity, interest rate, index and currency rate swap agreements. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. Such investments may become illiquid.

•	Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value as interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•	Portfolio Turnover Risk. Because the Fund has a very high rate of portfolio turnover, it will incur significant additional costs due to brokerage commission expenses (and dealer spreads built into the cost of securities) than those incurred by a fund with a lower portfolio turnover rate. These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

MORE INFORMATION ABOUT INVESTMENT RISKS

In addition to the principal risks which are specific to each investment strategy and summarized above in the Fund Summary under “Principal Investment Risks,” there are other investment risks common to all strategies:

•	Market Risk. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks or the stocks of large capitalization companies. Rather, the market could favor value stocks or the stocks of smaller companies, or the market may not favor equity securities at all during a certain time. Accordingly, as this Fund may change its investment focus between growth and value or between large and small-cap stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Aggressive Investment Risk. The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. For hedging purposes, the Sub-adviser may simultaneously take long and short positions on similar securities for which there is an attractive spread relative to their valuations. The intention of such transactions is to remove general market risk from the portfolio, as the long and short nature of offsetting positions should tend to cancel out the effect of general market movements on the securities. In an instance where a position is entered into that is long-only or short-only, such positions are taken for non-hedging purposes. Certain of these special investment techniques are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.

FOR MORE INFORMATION PLEASE CALL 800-220-8888	9

Management of the Fund

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”), located at 309 Technology Drive, Malvern, Pennsylvania 19355, serves as the investment adviser to the Fund. Founded in 1996, the Adviser provides its advisory services pursuant to an investment advisory agreement with the Trust. The Adviser is a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (“Advisers Act”). As of December 31, 2009, the Adviser had approximately $707 million in assets under management.

The Adviser oversees the Fund’s sub-adviser and recommends to the Board of Trustees whether to hire, terminate or replace a sub-adviser. The Quaker Investment Trust (“Trust”) and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, to: (i) hire, terminate or replace a sub-adviser for the Fund; and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by shareholders.

As investment adviser to the Fund, the Adviser has overall responsibility for: (i) the general management and investment of the Fund’s securities portfolio; and (ii) the implementation of procedures and policies to ensure compliance with the Fund’s investment objectives, policies and restrictions.

The Fund pays the Adviser a management fee for managing the Fund’s investments that is calculated as a percentage of the Fund’s assets under management. The management fee payable as a percentage of the Fund’s average daily net assets is:

Advisory Fee Paid
Name of Fund	as a Percentage of Average Net Assets

Quaker Akros Absolute Strategies Fund	1.25%

SUB-ADVISER

The Sub-adviser has discretionary responsibility for investment of the assets and the portfolio management of the Fund.

Akros Capital, LLC located at 230 Park Avenue, New York, New York 10169, serves as Sub-adviser to the Fund. The Sub-adviser was founded in 2003, is registered with the SEC as an investment adviser pursuant to the Advisers Act and serves as an adviser primarily to provide specialized investment-management services for individuals, institutions and retail customers. As of December 31, 2009, the Sub-adviser managed approximately $15 million in assets.

The following individual is primarily responsible for the day-to-day management of the Fund:

Brady T. Lipp is responsible for the day-to-day management of the Fund’s portfolio. Mr. Lipp founded Akros Capital, LLC in 2003 and serves as its Managing Principal and Chief Executive Officer. Prior to founding Akros Capital, LLC, Mr. Lipp was a Managing Director at Credit Suisse Asset Management from 1999 to 2003 and a member of the global post-venture capital investment team, which focused on publicly traded stocks that had professional private-equity backing. He also served as a Managing Director at Warburg Pincus Asset Management from 1994 to 1999 and was an institutional relationship manager at Strong Capital Management from 1987 to 1994. Mr. Lipp has managed accounts using a similar style to the Fund since January 2004.

MORE ABOUT SUB-ADVISER AND PORTFOLIO MANAGER

A discussion regarding the Board of Trustees’ basis for approving the investment advisory agreements is available in the Trust’s Annual Report to Shareholders for the period ended June 30, 2010.

The Trust’s SAI provides additional information about the Sub-adviser and portfolio manager compensation, other accounts managed and respective ownership of securities in the Fund.

10	QUAKER INVESTMENT TRUST PROSPECTUS

Shareholder Information

CALCULATING SHARE PRICE

When you buy shares, you pay the offering price for the shares. The offering price includes any applicable sales charge, and is determined by dividing the NAV by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.055 (10.25/0.945) equals 10.84656, which, when rounded to two decimal points, equals 10.85. The offering price per share would be $10.85.

When you sell or exchange shares of the Fund, you do so at the Fund’s NAV, less any applicable contingent deferred sales charge (“CDSC”).

The value of a mutual fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio. The NAV is determined by dividing the total NAV of the Fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV each business day at the close of trading on the New York Stock Exchange (“NYSE”) (which is generally 4:00 p.m. Eastern time). The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell Fund shares are processed at the NAV next calculated after we receive your request in proper form.

FAIR VALUATION

•	Individual Securities. The Fund expects to price most of its securities based on the current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; securities for which a broker quote has been requested but the spread between the bid and the ask exceeds 15%; and securities that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.

The Fund has adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation. Once a fair value has been determined by the Valuation Committee, the Board of Trustees will be notified within two (2) business days by the Valuation Committee of such fair value determination. The Valuation Committee is comprised of the Fund’s Chief Compliance Officer (who is an employee of and the Chief Compliance Officer of the Adviser), the Portfolio Compliance Manager of the Adviser and a Senior Officer of the Adviser. In addition, a member of the Trust’s Audit Committee is responsible for monitoring the fair valuation process.

•	Foreign Securities. The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described above.

FOR MORE INFORMATION PLEASE CALL 800-220-8888	11

Shareholder Information

•	Risk of Fair Value Pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

CHOOSING THE APPROPRIATE SHARE CLASS

The Fund offers three classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in the Fund represents an interest in the same portfolio of investments in that Fund. The Fund offers Class A, Class C and Institutional Class shares.

COMPARISON OF SHARE CLASSES

	Class A	Class C	Institutional Class

TERMS	Offered at NAV plus a front-end sales charge	Offered at NAV with no front-end sales charge or CDSC	Offered at NAV with no front-end sales charge or CDSC

ONGOING EXPENSES	Lower than Class C	Higher than Class A	Lower than Class A or C

APPROPRIATE FOR INVESTORS	• Who prefer a single front-end sales charge	• Who want to invest all money immediately, with no front-end sales charge or CDSC	• Designed for large institutional investors

	• With a longer investment horizon	• With shorter investment horizons

• Who qualify for reduced sales charges on longer investments

REDUCTION OR WAIVER OF FRONT-END SALES CHARGES

Front-end sales charges may be reduced by:

•	Rights of Accumulation. You may qualify for a reduced sales charge by aggregating the NAV of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge. For example, if you already owned Class A Shares in the Fund with a combined aggregate NAV of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of another series of the Trust, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Quaker Funds.

•	Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to the Quaker Funds’ highest applicable sales load (5.50% for all Funds) for the amount of the LOI will be held in escrow during the thirteen-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any escrowed shares not needed to satisfy that charge would be released to you.

•	If you establish an LOI with Quaker Funds you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

You may need to provide your financial services firm or the Fund’s Transfer Agent with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above. In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction. You also must provide your financial services firm or the Fund’s Transfer Agent with information about eligible Fund accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction. Additional information about sales charge reductions is available in the Fund’s SAI or from a broker or financial intermediary through which shares of the Fund are sold.

Please refer to the purchase application or consult with your financial services firm to take advantage of these purchase options. Additional information concerning sales load reductions is available in the Fund’s SAI. Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.

12	QUAKER INVESTMENT TRUST PROSPECTUS

Front-End Sales Charges on Class A Shares for the Fund:

	Sales Charge	Sales Charge
	(as a % of	(as a % of net	Dealer
Amount Invested	offering price)	amount invested)	Re-allowance

Less than $50,000	5.50%	5.82%	5.00%

$50,000 to $99,999	4.75%	4.99%	4.25%

$100,000 to $249,999	3.75%	3.90%	3.25%

$250,000 to $499,999	2.75%	2.83%	2.50%

$500,000 to $999,999	2.00%	2.04%	1.75%

$1,000,000 or more	0.00%	0.00%	0.00%

Front-end sales charges may be waived:

•	For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

•	For employees and employee-related accounts of the Adviser, Trustees and affiliated persons of the Trust. Please see the SAI for details.

•	For large orders and purchases by eligible plans. Please see the SAI for details, including a description of the commissions the Trust’s Distributor may advance to dealers for these purchases.

You need to notify your financial services firm or the Fund’s Transfer Agent if you qualify for a waiver.

12b-1 DISTRIBUTION AND SERVICE FEES

•	The 12b-1 Plans adopted by the Trust for the Class A and Class C Shares permit the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

•	Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Class A Shares pay a 0.25% 12b-1/service fee.

•	Class C Shares pay a 1.00% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of the Fund’s average daily net assets attributable to Class C Shares.

REVENUE SHARING

The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust monitors these revenue sharing arrangements as well as the payment of Advisory fees paid by the Fund to the Adviser to ensure that such Advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Fund’s assets, the amount of any revenue sharing payment is determined by the Adviser.

Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of any of the Fund’s shares in selecting such broker-dealer for the execution of the Fund’s portfolio transactions, except as may be specifically permitted by law.

REGISTRATION OF SHARE CLASSES

Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. A fee may be assessed against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to

FOR MORE INFORMATION PLEASE CALL 800-220-8888	13

Shareholder Information

fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.

HOW TO BUY SHARES

You can invest in the Fund by mail, wire transfer and through participating financial service professionals as set forth below. Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, the Trust will be unable to open your account. After you have established your account, you may make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund, toll free, at 800-220-8888.

In compliance with the USA Patriot Act of 2001, please note that the U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 800-220-8888 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY MAIL

To purchase shares by mail, simply complete the account application included with this Prospectus, make a check payable to the Fund, and mail the account application and check to:

By Mail
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701

For Overnight or Special Delivery
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the offering price determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER

To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account

14	QUAKER INVESTMENT TRUST PROSPECTUS

number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

TELEPHONE PURCHASES

In order to be able to purchase shares by telephone, your account must have been established prior to your call, and you must have submitted a voided check or savings deposit slip for the bank account from which the purchase will be drawn. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4:00 p.m. Eastern time.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

MISCELLANEOUS PURCHASE INFORMATION

The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union. The Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund(s), for any check payment returned to the Transfer Agent for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three (3) business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. The Fund also must withhold if the Internal Revenue Service (“IRS”) instructs it to do so.

FREQUENT/SHORT-TERM TRADING OR MARKET TIMING

The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Fund. The policies and procedures are described below.

The Fund is not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Fund and can raise their expenses. The Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.

FOR MORE INFORMATION PLEASE CALL 800-220-8888	15

Shareholder Information

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. The Fund’s investments in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in a Fund that holds significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Fund currently uses several methods to reduce the risk of market timing. These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Fund in monitoring and identifying market timing activity.

Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.

Some investors own their shares in the Fund through omnibus accounts at a financial institution. In such cases, the Fund may not know the identity of individual beneficial owners of the Fund’s shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares. However, the Fund reviews all trading activity on behalf of omnibus accounts. If any abuses are suspected, the Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy. The Fund may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares. The Fund’s ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

PREVENTATIVE MEASURES

The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the policy of the Fund that, in the event that the Fund or the Fund’s principal underwriter or financial intermediaries determines, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to the Fund or its shareholders, the Fund may, in its discretion, take one of the following steps to stop such activity: (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.

HOW TO SELL SHARES

You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Transfer Agent. Financial services firms must receive your sell order before 4:00 p.m. Eastern time, and are responsible for furnishing all necessary documentation to the Transfer Agent.

The Fund has fair value pricing procedures in place. See the section entitled “Fair Valuation”. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Fund attempts to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

The Fund reserves the right to satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders.

16	QUAKER INVESTMENT TRUST PROSPECTUS

TO SELL SHARES BY MAIL

By Mail
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701

For Overnight or Special Delivery
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207

The selling price of the shares being redeemed will be the Fund’s NAV next calculated after receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.	The signatures of all account owners exactly as they are registered on the account;

4. Any required signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.

Signature Guarantees.  A signature guarantee of each owner is required to redeem shares in the following situations, for all transactions:

•	If ownership is changed on your account;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account application);

•	If a change of address request was received by the Trust or Transfer Agent within 15 days prior to the request for redemption;

•	When establishing certain services after the account is opened; and

•	For all redemption requests in excess of $25,000.

In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees are designed to protect both you and the Trust from fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program and the NYSE, Inc. Medallion Signature Program. A notary public is not an acceptable signature guarantor.

TO SELL SHARES BY PHONE

You may redeem your shares in the Fund by calling the Fund’s Transfer Agent at 800-220-8888 unless you declined the telephone redemption option on your account application. Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account. Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system. Credit is usually available within 2-3 days.

INVOLUNTARY REDEMPTIONS

Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000. With respect to involuntary redemptions:

•	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds. You will not owe any CDSC on the proceeds of an involuntarily redeemed account.

•	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.

•	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

•	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.

HOW TO EXCHANGE SHARES

Generally, you may exchange your shares of the Fund for the same share class of any other Fund of the Trust without incurring any additional sales charges. In addition, shareholders of Class A Shares of a Fund may exchange into Class A Shares of First American Prime Obligations Fund and Class C Shares of a Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).

FOR MORE INFORMATION PLEASE CALL 800-220-8888	17

Shareholder Information

If you exchange shares of a Fund that are subject to a CDSC into shares of another Fund or a Money Market Account, we will calculate the holding period for purposes of calculating the CDSC from the date you made your original purchase and not the date you exchanged your shares.

Money Market Account shares are available only as an exchange option for Fund shareholders. Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load. Money Market Account shares are not offered by this Prospectus but are available through an arrangement between the distributor and the First American Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

An exchange involves the simultaneous redemption of shares of one fund and purchase of shares of another fund of the Trust at that fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Transfer Agent at 800-220-8888 or by submitting a written request. A written request must be signed exactly as your name appears on your account and it must provide your account number, number of shares or dollar amount to be changed, and the names of the Fund(s) to which the exchange will take place.

ACCOUNT SERVICES

You may select the following account services on your purchase application, or at any time thereafter, in writing.

•	Dividend Reinvestment. Automatic, unless you direct that your dividends be mailed to you or sent directly to your predetermined bank account. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

•	Automatic Withdrawal Plan. For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually). The minimum is $50 per systematic withdrawal per payment. You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account. Instructions for establishing this service are included in the account application, or are available by calling the Trust. Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day. Credit for proceeds sent via the ACH network is available within 2-3 days. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty (60) days written notice or by a shareholder upon written notice to the Fund. Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

•	Automatic Investment Plan. You may order a specific dollar amount purchase of shares (in amounts greater than $25) at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Fund’s Transfer Agent at 800-220-8888.

DIVIDENDS AND TAX MATTERS

Dividends and Distributions.  The Fund has elected, qualified, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund generally distributes to shareholders, at least annually, usually in December, substantially all of its net investment income and capital gains, if any, realized from sales of the Fund’s portfolio securities. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.

Annual Statements.  Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid “Buying A Dividend.”  Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. If you invest in the Fund shortly before the record date of a taxable income dividend or capital gain distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

18	QUAKER INVESTMENT TRUST PROSPECTUS

Tax Considerations.  In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

RELEASE OF PORTFOLIO INFORMATION

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available: (i) in the Trust’s SAI, and (ii) on the Trust’s website at www.quakerfunds.com.

FOR MORE INFORMATION PLEASE CALL 800-220-8888	19

Financial Highlights

The financial highlights table that follows presents performance information about the Fund, including the Akros Absolute Return Fund’s performance information prior to the Reorganization. This information is intended to help you understand the Fund’s financial performance for the past five years or for the life of the class of shares of the Fund, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for the fiscal periods ended August 31, 2006, 2007, 2008 and 2009 were audited by the Akros Absolute Return Fund’s independent registered public accounting firm, whose report, along with the Akros Absolute Return Fund’s financial statements, appear in the Akros Absolute Return Fund’s annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 800-220-8888. The Fund’s financial information will be audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers, LLP. The Fund’s Class C and Institutional Class shares have not commenced operations as of the date of this Prospectus; therefore, no financial information is provided for these classes.

20	QUAKER INVESTMENT TRUST PROSPECTUS

Quaker® Akros Absolute Strategies Fund
Per Share Data for a Share Outstanding Throughout Each Year

				Period Ended
	Year Ended August 31,			August 31,
	2009	2008	2007	2006(1)

Net Asset Value, Beginning of Period	$9.68	$9.46	$10.07	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.07	0.17	0.12
Net realized and unrealized gain (loss) on investments	0.51	0.64	(0.21)	(0.01)

Total from investment operations	0.45	0.71	(0.04)	0.11

Less distributions paid:
From net investment income	(0.07)	(0.16)	(0.11)	(0.02)
From net realized gain on investments	(0.22)	(0.33)	(0.46)	(0.02)

Total distributions paid	(0.29)	(0.49)	(0.57)	(0.04)

Net Asset Value, End of Period	$9.84	$9.68	$9.46	$10.07

Total Return	5.30%	7.95%	(0.47)%	1.05	%(2)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$4,064	$2,733	$2,362	$2,190
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)	7.52%	8.91%	8.88%	10.36	%(4)
After waiver and expense reimbursement(3)	2.03%	2.18%	2.45%	2.12	%(4)
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(5)	(6.26)%	(5.90)%	(4.64)%	(6.55	)%(4)
After waiver and expense reimbursement(5)	(0.77)%	0.83%	1.79%	1.69	%(4)
Portfolio turnover rate	456.41%	249.85%	301.09%	364.47	%(2)

(1)	The Fund commenced operations on September 30, 2005.

(2)	Not annualized.

(3)	The ratio of expenses to average net assets includes dividends on short positions and interest expense. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions and interest expense were 7.48% and 1.99%, 8.72% and 1.99%, 8.42% and 1.99%, and 10.23% and 1.99%, for the years ended August 31, 2009, August 31, 2008, August 31, 2007 and the period ended August 31, 2006, respectively.

(4)	Annualized.

(5)	The net investment income (loss) ratios include dividends on short positions.

FOR MORE INFORMATION PLEASE CALL 800-220-8888	21

Privacy Policy

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

I.	INFORMATION COLLECTION

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the Internal Revenue Service (“IRS”), and others.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II.	INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III.	SECURITY STANDARDS

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV.	ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-52007.

22	QUAKER INVESTMENT TRUST PROSPECTUS

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How To Get More Information

Additional information about the Fund’s investments is available in its annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI contains more detailed information on all aspects of the Fund. A current SAI, dated August 27, 2010, has been filed with the SEC and is incorporated by reference into this Prospectus.

To receive information without charge concerning the Fund or to request a copy of the SAI or the annual and semi-annual reports relating to the Fund, please contact the Trust at:

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888

A copy of your requested document(s) will be mailed to you within three business days of your request.

The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260 QKPAKA 082010

THE QUAKER® INVESTMENT TRUST
309 TECHNOLOGY DRIVE
MALVERN, PENNSYLVANIA 19355
(800) 220-8888
STATEMENT OF ADDITIONAL INFORMATION
August 27, 2010
Quaker Akros Absolute Strategies Fund
Class A: AARFX
Class C: QASDX
Institutional Class: QASIX
     This Statement of Additional Information pertains to the Quaker Akros Absolute Strategies Fund (the “Fund”), which is a separate series of Quaker Investment Trust (the “Trust”), an open-end investment management company. The Fund represents a separate portfolio of securities. The Trust offers interests in other series through separate prospectuses and a separate statement of additional information.
     This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Fund’s Prospectus, which is dated August 27, 2010 (“Prospectus”).
     The Fund was formed in connection with the reorganization of a previously existing fund known as the Akros Absolute Return Fund (the “Akros Fund”), a series of Trust for Professional Managers, which was advised by Akros Capital, LLC (“Akros” or the “Sub-Adviser”). On or about October 1, 2010, the Fund acquired all of the assets and liabilities of the Akros Absolute Return Fund in a tax-free reorganization. The Fund maintains substantially similar investment objectives, strategies and policies as the Akros Fund. Akros serves as the sub-adviser to the Fund.
     The audited financial statements of the Akros Fund for the Akros Fund’s fiscal year ended August 31, 2009, including notes thereto and the report of the Akros Fund’s independent registered public accounting firm thereon, are available on the Fund’s website, http://quakerfunds.com/.
     You may obtain a copy of the Prospectus and the Akros Fund’s Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling 800-220-8888.
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
Investment Company Act No. 811-06260
Capitalized terms used but not defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

i

ii

FUND HISTORY
The Fund is organized as a series of the Quaker Investment Trust (the “Trust”). The Trust is organized as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated October 24, 1990, as amended and restated on May 13, 2009 and as further amended on April 29, 2010. The Trust is an open-end investment company with nine (9) series portfolios. On or about October 1, 2010, the Fund acquired all of the assets and liabilities of the Akros Absolute Return Fund (the “Akros Fund”) pursuant to the Agreement and Plan of Reorganization approved by the Akros Fund’s shareholders on or about September 24, 2010. The Fund is a non-diversified fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Akros Fund was organized as a non-diversified series of the Trust for Professional Managers, a Delaware statutory trust, on September 30, 2005.
INVESTMENT OBJECTIVES AND STRATEGIES
     The Trust is an open-end management investment company. The investment objective and strategies of the Fund are described in the Prospectus under the “Investment Strategies, Risks and Portfolio Holdings” heading. Set forth below is additional information with respect to the investment policies of the Fund.
INVESTMENT POLICIES
     U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.
     U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety. However if a U.S. Government Agency in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.
     Short Sales. The Fund may seek to hedge investments or realize additional gains through short sales. When the Fund engages in a short sale, it sells a security that it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales.
     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Short sales may, however, protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities would be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. The Fund will not invest more than 50% of its net assets in short sales at any given time.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s Custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or Custodian.
     Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government (“U.S. Government Obligations”). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities including such repurchase agreements.
     However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Sub-adviser, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.
     Reverse Repurchase Agreements. The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. Reverse repurchase agreements involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.
     Options. The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.
     The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the OTC market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.
     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues. It also will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.
     Privately Negotiated Options. The Fund may also invest in privately negotiated option contracts (each a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.
     Private Options will generally have a term ranging from 12 to 60 months. The Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Sub-Adviser in accord with the Fund’s investment objective and approved by the counterparty. The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Sub-Adviser expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.
     As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees paid for the Private Option. The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, the Fund may lose all or a portion of the premium paid for the Private Option. The Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the premium being paid by the Fund. At no time will the Fund or its shareholders be exposed to a risk of loss in excess of the premium.
     Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will the Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the counterparty for establishing the Private Option. The Settlement Price will typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by the Fund at any time will be treated as an illiquid asset.
     The counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the counter-party or because the increase in value of the Basket has been insufficient to trigger a position settlement value. The counter-party to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each counterparty will be one determined by the Sub-Adviser to be creditworthy. Neither the Sub-Adviser nor the Fund will have any control over any hedging or similar techniques used by the counter-party to attempt to ensure the counter-party’s ability to perform under each Private Option. Likewise, neither the Sub-Adviser nor the Fund will have any claim on securities or other property, if any, which may be purchased by the counter-party in connection with the Private Option. Should the counter-party be unable to perform its obligations under a Private Option, then the Fund could lose all or a portion of the premium and the gain, if any, relating to such Private Option.
     Exchange-Traded Funds. The Fund may take long and short positions in exchange-traded funds (“ETFs”) to hedge a particular or general risk identified by the portfolio manager that, in the opinion of the portfolio manager, can be hedged through that ETF. In addition, the Fund may invest in ETFs as an arbitrage strategy. The Fund may also invest in options on ETFs as a substitute for investing in or short selling the underlying ETF.
     The Fund may invest in equity and bond ETFs, which include various index tracking products such as iShares, Street Tracks, HOLDRs, iShares and streetTracks. HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group. These groups include biotech, business-to-business, Internet, pharmaceutical, retail and telecommunications HOLDRs, among others.
     The Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Fund may invest in new exchange-traded shares as they become available.
     The principal risks associated with ETFs include the risk that the equity securities in an ETF will decline in value if the Fund holds a long position, or rise in value in the case of a short position, due to factors affecting the issuing companies, their industries, or the equity markets generally. They are also subject to special risks associated with the particular sector, currency, commodity or countries in which the ETF invests. Additionally, if the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.
     Equity Securities. The Fund may invest in equity securities such as common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. A warrant ceases to have value if it is not exercised prior to its expiration date. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. The Fund has no restrictions on the ratings of convertible securities it invests in; however, these securities are typically related below investment grade and are commonly referred to as “junk bonds.”
     The Fund may invest in companies of any size. The Fund may invest in companies small enough to be considered micro-cap companies. Although diminished in large-cap companies, the risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent the Fund is invested in the equity securities of small- or medium-sized companies, directly or indirectly, it will be exposed to the risks of small- and medium-sized companies. Small- and medium-sized companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, these companies often have limited product lines or service markets, or financial resources, or are dependent on a small management group. In addition, because securities of smaller companies are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of securities held by a fund. As a result, the performance of the smaller companies may be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
     Merger Arbitrage. Although a variety of strategies may be employed depending on the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance form an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.
     Because the expected gain on an individual arbitrage investment is normally considered smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Adviser to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.
     Foreign Securities. The Fund will invest in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and foreign securities traded on a national securities market, purchase and sell foreign currency on a spot basis and enter into forward currency contracts. There are no limits to the percentage of assets that may be invested in foreign securities.
     Foreign securities means any security the issuer of which is: (i) the government of a foreign country or of any political subdivision of a foreign country; or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which: (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depositary receipts by residents of the United States; and (B) either: (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents; (2) more than 50% of the assets of the issuer are located in the U.S.; or (3) the business of the issuer is administered principally in the U.S. foreign securities, which include American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).
     Some of the countries in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
     In considering whether to invest in the securities of a foreign company, the Sub-Adviser considers such factors as the characteristics of the particular company, difference between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time, depending on the Sub-Adviser’s assessment of prevailing market, economic and other conditions.

     Forward Currency Contracts. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
     Asset-Backed Securities and Mortgage-Backed Securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is isolated from credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties. The market for privately issued asset-backed debt obligation is smaller and less liquid than the market for government sponsored mortgage-backed securities.
     Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”). Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association (“FNMA”), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entitles (collectively, “private lenders”). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.
     The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- or asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Mortgage-backed securities available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.
     While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used a s a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets.

Examples include separate trading of registered interest and principal of securities (mortgage-and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.
     The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.
     Mortgage- and asset-backed securities, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.
     If the Fund purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination, and the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
     Fixed-Income Securities. The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.
     The Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rate or high yield debt securities include corporate high yield debt securities, zero-coupon securities, paid-in-kind securities and strips. Investment grade corporate bonds are those bonds rated BBB or better by Standard & Poor’s Rating Service (“S&P”) or Baa or better by Moody’s Investor Service, Inc. (“Moody’s). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Fund may hold a debt security rated below D if a downgrade occurs after the security has been purchased. The Fund may also invest in unrated securities.
     Junk Bonds. Junk bonds generally offer a higher current yield than that available for higher-grade issues. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. As times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.
     Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary different being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.
     The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
     Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issues by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
     Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
     Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Zero coupon securities involve risks that are similar to those of other debt securities, although the market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.
     Unrated Debt Securities. The Fund may invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
     Convertible Securities. The Fund may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.
     Warrants. The Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting a loss of the Fund’s entire investment therein).
     Initial Public Offerings. The Fund may invest in securities of companies in initial public offerings (“IPOs”) Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase volatility of the Fund’s portfolio.
     Cash Investments. Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective during that period. For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.
     Short-Term Investments. The Fund also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When the Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.
     Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.
     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.
     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
     Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
     Money Market Instruments. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Sub-adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, the Sub-adviser may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
     Registered Investment Companies. The Fund may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below). Notwithstanding the limitations described above, the Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Sub-adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act. To the extent the Fund invest in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of those investment companies.
     Real Estate Securities. The Fund may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles, which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.
     Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain

REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.
     Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (“1933 Act”), or pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.
     With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund, however, will not invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Sub-adviser will determine the liquidity of restricted securities and, through reports from the Sub-adviser; the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.
     iShares Funds. The Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to: (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund; and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of the Fund, and the iShares Funds. The iShares Funds are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as the NYSE-ARCA. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. The value of iShares Funds is subject to change as the value of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile than the underlying securities portfolios. In addition, because of iShares Funds’ expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.
     Securities Lending. The Fund may make long and short-term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. The Fund’s securities lending activity will be collateralized by cash, letters of credit or U.S. government securities. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. If the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.
     The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of an investment declines, a Fund would be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.
     Borrowing. The Fund is permitted to borrow money for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification. However, it also increases investment risk. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
     Swap Agreements. The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index).
     Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.
     Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.
     The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Sub-adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.
     The Fund may enter into a swap agreement in circumstances where the Sub-adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market.
INVESTMENT RESTRICTIONS
     The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.
     Fundamental Investment Restrictions. As a matter of fundamental policy, the Fund is not allowed to:
     1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.
     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.
     6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
     7. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry. The Fund will not invest 25% or more of its total assets in any investment company that concentrates in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.
     Non-Fundamental Investment Restrictions. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations — Fundamental” above).
     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.
     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options; futures contracts, short sales and other permitted investments and techniques.
     4. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.
TEMPORARY DEFENSIVE POSITIONS
     The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When investing opportunities are limited, or in the event of exceptional redemption requests, a significant percentage (up to 100%) of the Fund’s total net assets may be held in cash or cash equivalents. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent that the Fund would if it were to remain more fully invested in common stocks. During these times, the Fund may not achieve its investment goal.
PORTFOLIO TURNOVER
     Because the Fund has a high portfolio turnover rate, it will incur significant additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate. The Fund will generally purchase and sell securities without regard to the length of time the security has been held. These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.
VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS
     Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Please see the Prospectus for more details regarding fair valuation of securities.
     Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. The matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the investment adviser and other pricing sources deemed relevant by the pricing agent.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Adviser, principal underwriter, administrator, or any employees thereof (collectively, the “Fund Representatives”). The Fund’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.
     These policies and procedures are also applicable to the Fund Representatives. Pursuant to the policy, the Fund and the Fund Representatives are obligated to:
•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt safeguards and controls governing the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
     Any requests for departures from this policy from clients, or from other third parties, must be authorized by the Chief Compliance Officer prior to disclosure. In certain jurisdictions it is prohibited by law to make available to some shareholders the Fund’s underlying portfolio positions unless all shareholders receive the same information. Providing such information to selected recipients could assist a person or entity in late trading of the Fund’s shares or allow them to engage in other detrimental trading techniques such as front running or short selling of the portfolio securities in the Fund.
     There are general and other limited exceptions to this prohibition. Third parties that provide services to the Fund, such as trade execution measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Fund’s custodian, administrator, accountants/auditors and executing brokers, may also receive or have access to nonpublic Fund portfolio holdings information. These parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality and are required not to trade on such information. In addition, the Adviser, the portfolio manager and certain of their personnel have access to the Fund’s portfolio holdings in the course of providing advisory services to the Fund. Neither the Fund or any affiliated entity receives compensation or other consideration by virtue of disclosure of the Fund’s portfolio holdings.
     Nonpublic portfolio information may be disclosed to other third parties provided that there is a legitimate business purpose for doing so, it is approved by the Chief Compliance Officer and proper undertakings are obtained with respect to confidentiality and limited scope of use of the information.
     The Adviser’s compliance staff conducts periodic reviews of compliance with the policy and, as appropriate, the Fund’s Chief Compliance Officer will report to the Board of Trustees regarding the operation of the policy, any material changes recommended as a result of such review and any material exceptions that have been granted under the policy, including an explanation of the legitimate business purpose that was served as a result of any such exception.
     The Fund also discloses its complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the first and third quarter ends of the Fund’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Fund’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports. The Form N-Q is also available on the Trust’s website at www.quakerfunds.com.
MANAGEMENT OF THE TRUST
BOARD OF TRUSTEES AND OFFICERS
     The business of the Fund is supervised by the Board of Trustees, who may exercise all powers not required by statute, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), or the By-laws to be exercised by the shareholders. The Trustees stand in the position of fiduciaries to the Fund and their shareholders and, as such, they have a duty of due care and loyalty. The Trustees are responsible for managing the business and affairs of the Fund.
     When appropriate, the Board of Trustees will consider separately matters relating to the Fund or to any class of shares of the Fund. The Board of Trustees elects the officers of the Trust and retains various companies to carry out Fund operations, including the investment advisers, custodian, administrator and transfer agent.
     The following table provides information about the Trustees and officers of the Trust, including each person’s experience as a director or trustee of other funds as well as other recent professional experience.
Interested Trustees and Officers

		Serving as an		Number of
		Officer or		Portfolios
	Position(s) Held with	Trustee of the		Overseen by	Other Directorships
Name, Address and Age	the Trust	Trust Since	Principal Occupation(s) During Past 5 Years	Trustee	Held by Trustee(1)

Jeffry H. King, Sr.(2), (3) 309 Technology Drive Malvern, PA 19355 Age 68	Chairman of the Board Vice-Chairman of the Board Chief Executive Officer	June 1996 - Jan. 2005 and June 2007 - Present; February 2005 - May 2007 June 1996 - Present	Chief Executive Officer, Quaker Funds, Inc. (June 1996-Present); Registered Representative, Citco Mutual Fund Distributors, Inc. (2006-2007); Chairman, Citco Mutual Fund Services, Inc. (1999-2005); Registered Representative, Radnor Research & Trading Company, LLC; (2005-2006); Chairman and CEO, Quaker Securities Inc. (1990-2005).	9	Director, Fairview YMCA; Director, U.S. Navy League

Laurie Keyes(3), (4) 309 Technology Drive Malvern, PA 19355 Age 60	Treasurer and Trustee	Nov. 1996 - Present	Chief Financial Officer, Quaker Funds, Inc. (1996-Present).	9	None

Justin Brundage(5) 309 Technology Drive Malvern, PA 19355 Age 40	Secretary	Since 2007	President, Quaker Funds, Inc; Chief Operating Officer, Quaker Funds, Inc. (2005-Present); Director of IT, Citco Mutual Fund Services, Inc (2003-2005); Registered Representative, Quaker Securities (1995-2005).	None	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 45	Chief Compliance Officer	March 2004 - Present	Chief Compliance Officer to Quaker Funds, Inc. (2003-Present); Chief Compliance Officer for the Quaker Investment Trust (2004-Present); formerly Chief Compliance Officer for the Penn Street Funds, Inc. (2004-2007); formerly Chief Compliance Officer for CRA Fund Advisors, Inc. and the Community Reinvestment Act Qualified Investment Trust (2004-2006)	None	None

Independent Trustees

		Serving as an		Number of
		Officer or		Portfolios
	Position(s) Held with	Trustee of the		Overseen by	Other Directorships
Name, Address and Age	the Trust	Trust Since	Principal Occupation(s) During Past 5 Years	Trustee	Held by Trustee(1)

Mark S. Singel 309 Technology Drive Malvern, PA 19355 Age 57	Trustee	Feb. 2002 - Present	President and Chief Executive Officer, The Winter Group (Governmental Affairs Management and Consulting firm) (2005-Present); Managing Director, Public Affairs Management (lobbying firm) (2000-Present); formerly Lieutenant Governor and Acting Governor of Pennsylvania (1987-2005).	9	None

Ambassador Adrian A. Basora (ret.) 309 Technology Drive Malvern, PA 19355 Age 72	Trustee	Feb. 2002 - Present	Senior Fellow, Foreign Policy Research Institute (2004-Present); formerly, President of Eisenhower Fellowships (1996-2004).	9	None

James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 56	Trustee Lead Independent Trustee	Feb. 2002 - Present; Aug. 2007 - Present	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979-Present).	9	Director, Ascendant Capital Partners (2007-Present)

Gary Edward Shugrue 309 Technology Drive Malvern, PA 19355 Age 56	Trustee	July 2008 - Present	Ascendant Capital Partners, President and Chief Investment Officer (2001-Present).	9	Director, Ascendant Capital Partners (2007 - Present); Director, Dundee Wealth (2006 - Present)

Warren West 309 Technology Drive Malvern, PA 19355 Age 54	Trustee	Nov. 2003 - Present	President Greentree Brokerage Services, Inc. (1998-Present).	9	None

Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 70	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Nov. 2005 - Present; Feb. 2002 - Jan. 2005; Nov. 1996- Feb. 2002	Chairman-Executive Committee, Technology Development Corp., (1997-Present); President, Quaker Investment Trust (2002-2003); Affiliated Faculty, University of Pennsylvania (1978-Present); Chairman-Executive Committee, Advanced Training Systems International (2002-Present).	9	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.

(1)	Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), (e.g., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Fund.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc, the investment adviser to the Fund.

(5)	Mr. Brundage is the son of Ms. Keyes. Mr. Brundage is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Trust’s Secretary and a shareholder of Quaker Funds, Inc., the investment adviser of the Fund.
     Trustees’ Qualifications. Information on the Trust’s Trustees and officers appears in the chart above. Such information includes business activities of the Trustees during the past five years and beyond. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s investment manager, sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees. Each Trustees’ ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.
     While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Trust’s Board of Trustees. As indicated, Mr. King has extensive executive experience in the asset management and securities-related businesses; Ms. Keyes serves as a chief financial officer in the asset management business; Mr. Singel served as the lieutenant governor and acting governor of the Commonwealth of Pennsylvania and has experience in government affairs and consulting; Mr. Basora served as a United States ambassador, is a senior fellow at a foreign policy think tank and was the president of the Eisenhower Fellowships; Mr. Brinton is president of a commercial insurance brokerage firm; Mr. Shugrue is president and chief investment officer of a hedge fund advisory firm; Mr. West manages a securities brokerage firm; and Mr. Keech has more than 30 years of experience teaching at the Wharton School of the University of Pennsylvania and has executive experience in the private equity industry. The foregoing discussion and the trustees and officers chart above are included in this Statement of Additional Information pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.
     Ownership of Fund Shares by Trustees. Because the Fund had not commenced operations as of the date of this Statement of Additional Information, there is no Fund ownership information.
COMPENSATION OF TRUSTEES AND OFFICERS
     Compensation of Trustees. Each Independent Trustee receives compensation from the Funds. Interested Trustees are compensated by Quaker Funds, Inc., and do not directly receive compensation from the Funds. However, because Mr. King and Ms. Keyes are currently employed by Quaker Funds, Inc. and have the right to share in the profits that Quaker Funds, Inc. earns by managing the Funds, they may receive indirect compensation from the Funds. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust, a fee of $5,000 for each regularly scheduled Board meeting attended, $2,000 for each special in-person Board meeting attended, $1,000 for each special telephonic Board meeting attended plus reimbursement for any out-of-pocket expenses incurred in connection with attendance at Board meetings. The Lead Independent Trustee and the chairpersons of the Audit and the Nominating Committees each receive an additional annual retainer of $20,000.
     The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2010. The Trust has no pension or retirement benefits for any of the Trustees.

		Pension or		Compensation from
	Aggregate	Retirement Benefits	Total Estimated	the Fund(s) and
Name and	Compensation	Accrued as Part of	Annual Benefits	Fund Complex
Position(s) Held	from the Trust	Trust Expenses	upon Retirement	Paid to Trustees
Mark S. Singel	$40,000	N/A	N/A	$40,000
Independent Trustee
Amb. Adrian A. Basora Independent Trustee	$45,000	N/A	N/A	$45,000
James R. Brinton	$85,000	N/A	N/A	$85,000
Lead Independent Trustee

		Pension or		Compensation from
	Aggregate	Retirement Benefits	Total Estimated	the Fund(s) and
Name and	Compensation	Accrued as Part of	Annual Benefits	Fund Complex
Position(s) Held	from the Trust	Trust Expenses	upon Retirement	Paid to Trustees
Warren West	$45,000	N/A	N/A	$45,000
Independent Trustee
Jeffry H. King, Sr.	N/A	N/A	N/A	N/A
Chief Executive Officer, Chairman and Interested Trustee
Laurie Keyes	N/A	N/A	N/A	N/A
Treasurer and Interested Trustee
Everett T. Keech	$65,000	N/A	N/A	$65,000
Independent Trustee
Gary E. Shugrue	$45,000	N/A	N/A	$45,000
Independent Trustee
  Compensation of Officers. Timothy E. Richards, the Chief Compliance Officer of the Trust, is the only other officer of the Trust who receives compensation from the Trust. For the fiscal year ended June 30, 2010 Mr. Richards received $201,239 in compensation from the Trust.
COMMITTEES OF THE BOARD
     During the fiscal year ended June 30, 2010, the Trust held five (5) Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 75% of those committee meetings on which the Trustee serves as a member.
     There are two standing committees of the Board of Trustees: Audit Committee and Nominating Committee.
     Audit Committee. The members of the Audit Committee are: Messrs. Everett T. Keech (Chairperson of the Audit Committee), Adrian A. Basora and Warren West. The Audit Committee operates pursuant to a charter adopted by the Board of Trustees. The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Funds’ independent registered public accountants (“independent auditors”); (iv) evaluate the independence of the Funds’ independent auditors; and (v) to report to the full Board of Trustees on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met four (4) times during the past fiscal year.
     Nominating Committee. The members of the Nominating Committee are: Messrs. James R. Brinton (Chairperson of the Nominating Committee), Gary E. Shugrue and Mark S. Singel, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the 1934 Act, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board of Trustees. The purpose of the Nominating Committee is to recommend nominees for: (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust; and (ii) consideration as an interested trustee by the full Board of Trustees of the Trust. The Nominating Committee for the Trust held four (4) meetings during the past fiscal year.

     The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from Quaker Funds, Inc. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.
     The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust’s long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.
GOVERNANCE AND RISK DISCUSSION
  Board Leadership
     Mr. King, who is an Interested Trustee, serves as the Chairman of the Board. The Board believes that it is beneficial to have a representative of fund management as its Chairman. Mr. King is Chief Executive Officer of the Adviser, the Trust’s investment manager, and oversees the day-to-day investment and business affairs affecting the Adviser and the Trust. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and are accurately communicated to and implemented by Fund management.
     The Board has designated Mr. Brinton, one of the Trust’s Independent Trustees, to serve as the Lead Independent Trustee. The Lead Independent Trustee, in consultation with fund management, counsel and the other Trustees, proposes Board agenda topics, participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Lead Independent Trustee also conducts meetings of the Independent Trustees. The Lead Independent Trustee also generally serves as a liaison between outside Trustees, the Chairman, Fund officers, and counsel, and is chairman of the Nominating Committees.
     The Board is currently comprised of eight Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.
     The Board has established an Audit Committee and a Nominating Committee, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.
  Risk Oversight
     Among the Board’s general oversight and management functions is to oversee the risks of the Trust. The Trust’s Funds are subject to various risks, including investment, compliance, operational and valuation risks, among others. The Board addresses its risk oversight function through different Board and committee activities. For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser or, in certain cases (subject to the Adviser’s supervision) and depending on the nature of the risks, to other service providers. The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Funds and regarding the service providers’ oversight and management of those risks. In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of the Funds’ activities and the risks related to those activities. The Board has also appointed a CCO who oversees the implementation and evaluation of the Funds’ compliance program. The CCO periodically reports to the Board regarding compliance matters in connection with the Funds’ activities and the services provided by the Adviser. and other service providers.
PRINCIPAL HOLDERS OF SECURITIES
     The Trust’s officers and Trustees did not own any shares of any Class of the Fund and there are no shareholders of record holding 5% or more of the Fund as of the date of this Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER
     Founded in 1996 as a Pennsylvania Corporation, Quaker Funds, Inc. (“Adviser”) serves as investment adviser to the Fund and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355. The Adviser is a Pennsylvania corporation and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Mr. King and Ms. Keyes, who are husband and wife, and Mr. Brundage, who is the son of Ms. Keyes and the stepson of Mr. King, currently collectively own 100% of the equity interests in the Adviser.
     The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of portfolio manager, and performance monitoring. In addition, the Adviser furnishes periodic reports to the Board of Trustees of the Trust regarding the investment strategy and performance of the Fund. The Adviser employs a supporting staff of management personnel needed to provide the requisite services to the Fund and also furnishes the Fund with necessary office space, furnishings, and equipment. The Fund bears its own direct expenses such as legal, auditing and custodial fees.
     Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.25% of the Fund’s average daily net assets, payable on a monthly basis.
INVESTMENT SUB-ADVISER
     The day-to-day investment management of the Fund rests with one or more sub-advisers hired by the Trust, on behalf of the Fund, with the assistance of the Adviser. The responsibility for overseeing the sub-advisers rests with the Adviser. Each sub-adviser is also responsible for the selection of brokers and dealers through whom transactions in the Fund’s portfolio investments will be effected. The following tables identify each sub-adviser and indicate the annual subadvisory fee that is paid out of the assets of the Fund. The fee is assessed against average daily net assets under management. The subadvisory fees that have been negotiated with each sub-adviser pursuant to each respective investment subadvisory agreement are set forth below.
     The following firm currently serves as sub-adviser to the Fund:
     Akros Capital, LLC located at 230 Park Avenue, New York, New York 10169, serves as Sub-adviser to the Fund. The Sub-adviser was founded in 2003, is registered with the SEC as an investment adviser pursuant to the Advisers Act and serves as an advisor primarily to provide specialized investment-management services for individuals, institutions and retail customers. As of December 31, 2009, the Sub-adviser managed approximately $15 million in assets.
PORTFOLIO MANAGER
     The Sub-adviser has discretionary responsibility for investment of the assets and the portfolio management of the Fund. The day-to-day investment management of the Fund rests with the portfolio manager hired by the Sub-adviser on behalf of the Fund. The responsibility for overseeing the portfolio manager rests with the Sub-adviser. The portfolio manager is responsible for the selection of brokers and dealers through whom transactions in the Fund’s portfolio investments will be effected.
     The following provides information regarding the portfolio manager identified in the Fund’s Prospectus: (1) the dollar range of the portfolio manager’s investments in the Fund; (2) a description of the portfolio manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.
INVESTMENTS IN THE FUND (as of June 30, 2010)

DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER	INVESTMENTS IN THE FUND(1)
QUAKER AKROS ABSOLUTE STRATEGIES FUND Brady T. Lipp	Over $100,000

(1)	Reflects ownership in predecessor Akros Absolute Return Fund. This column reflects investments in the Fund’s shares owned directly by a portfolio manager or beneficially owned by the portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the 1934 Act). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.
     Compensation of Portfolio Manager.
     Although Mr. Lipp is not currently drawing a salary, it is anticipated that the Fund’s Portfolio Manager will eventually receive a base salary that approximates the industry median for equity portfolio managers. It is also anticipated that a bonus pool will eventually be established for the investment-management team, which includes the Portfolio Manager. The bonus pool is expected to equal 25% to 30% of the net revenue derived from all accounts (including the Fund) managed by the team. Mr. Lipp will determine how to divide the bonus pool among the team members based on his assessment of individual contributions. The Sub-adviser values people who are unselfish and team-oriented, and willing to mentor new and less-experienced employees. These characteristics, along with the quality of investment research and recommendations, will be factors in Mr. Lipp’s determination of how to divide the bonus pool.
     The Sub-adviser currently offers a 401(k) plan that is available to all employees as of the date of hire. However, Mr. Lipp does not currently participate in the 401(k) plan. Additionally, each of the investment professionals of the Sub-adviser may have an opportunity to earn an ownership position in the Sub-adviser. The level of ownership would be based on factors such as investment performance and overall contributions to the organization.
     As of June 30, 2010, the Portfolio Manager beneficially owned shares of the Fund valued at over $1 million.
     Other Managed Accounts of Portfolio Manager.
     The Sub-adviser also serves as the investment advisor to Akros Capital Fund, L.P., which is a multi-strategy hedge fund (the “hedge fund”). There may be significant overlap in securities between the hedge fund and the Fund. The hedge fund may have greater exposure to small- and micro-cap stocks and illiquid securities, such as private placements. The Sub-adviser also offers separately managed accounts in addition to the hedge fund and the Fund, which could create certain conflicts of interest. All portfolio transactions will be implemented according to the Sub-adviser’s trade allocation policies. These policies, among other things, ensure that trades are allocated in a manner that fulfils the Sub-adviser’s fiduciary duty to each advisory client, and is fair and nondiscriminatory.

			NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS
			WHERE ADVISORY FEE IS	WHERE ADVISORY FEE IS
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	BASED ON ACCOUNT
	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Brady T. Lipp
Registered Investment Companies	1	$9,438,043.70	0	$0
Other Pooled Investment Vehicles	1	$6,087,028.29	1	$6,087,028.29
Other Accounts(1)	6	$2,983,317.37	6	$2,983,317.37

(1) These are separately managed accounts of institutional or high net-worth investors for which the portfolio manager provide investment advice.
     Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of the fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

•	If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•	At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•	With respect to securities transactions for the funds, the Sub-adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•	The appearance of a conflict of interest may arise where the Sub-adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
     The Adviser, the Sub-adviser and the Fund have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.
Specific Conflicts of Interest
     Adviser. The Adviser does not manage separate accounts. The Adviser’s sole business is that of investment adviser to the various series of the Trust. There are no business activities unrelated to the Adviser’s responsibilities as investment adviser to the various series of the Trust. There may exist conflicts relating to allocation of marketing and sales resources, as well as regulatory oversight amongst the various Funds. For example, the Adviser may focus more marketing or sales resources on one or more portfolios for a specific period. Similarly, circumstances may require that the Adviser allocate more compliance resources to a certain Fund or Funds during certain periods, particularly during the relevant Fund’s annual advisory agreement renewal process or performance evaluation.
     Portfolio Manager. The Sub-Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts. The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another, particularly when one account pays a performance fee. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION
     Distributor. Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s distributor. As the distributor, it has agreed to use reasonable efforts to distribute the Fund’s classes of shares. Quasar is a wholly owned subsidiary of U.S. Bancorp and is affiliated with U.S. Bancorp Fund Services, LLC, the transfer agent for the Fund.
     Pursuant to the Distribution Agreement between Quasar and the Trust, Quasar receives the sales load on sales of Class A and Class C Shares of the Fund and reallows a portion of the sales load to broker-dealers. Quasar also receives the distribution fees payable pursuant to the Fund’s Rule 12b-1 Distribution Plans (“Rule 12b-1 Plan”) for Class A and Class C Shares described below. There is no Rule 12b-1 Plan for Institutional Class Shares of the Fund. The Distribution Agreement may be terminated at any time upon sixty (60) days’ written notice, without payment of a penalty, by Quasar, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Board of Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.
     Pursuant to the Distribution Agreement, Quasar facilitates the registration of the Fund’s shares under state Blue Sky laws and assists in the sale of shares. The shares of the Fund are continuously offered by Quasar. Quasar is not obligated to sell any specific number of shares of the Fund but has undertaken to sell such shares on a best efforts basis.
     Quasar from time to time may reallow all or a portion of the sales charge on Class A Shares to individual selling dealers.
     Distribution Plan (“Rule 12b-1 Plans”). The Trust has adopted distribution plans under Rule 12b-1 of the 1940 Act (the “Plans”), whereby each share class of the Fund other than the Institutional Class Shares may pay to Quasar, the Adviser and others a distribution fee in the amount of up to: (i) 0.25% per annum of the average daily net asset value of Class A Shares of the Fund; and (ii) 1.00% per annum (of which 0.25% is a service fee) of the average daily net asset value of Class C Shares of the Fund.
     The Plan permits the Fund to compensate Quasar, the Adviser and others in connection with activities intended to promote the sale of each class of shares of the Fund (except for Institutional Class Shares). Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Quasar in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) Raymond James Wrap Program; (xiii) consulting/research; (xiv) consulting/research fee; (xv) Class A Shares trailer commission; (xvi) Class C Shares debt servicing; (xvii) Class C Shares trailer commissions; and (xviii) other activities that are reasonably calculated to result in the sale of shares of the Fund.
     A portion of the fees paid to Quasar, the Adviser and others pursuant to the Plan, not exceeding 0.25% annually of the average daily net assets of the Fund’s shares, may be paid as compensation for providing services to the Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plan, participants must meet such qualifications as are established in the sole discretion of Quasar, such as services to the Fund’s shareholders; services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.
     The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders and that the Plan should result in greater sales and/or fewer redemptions of Fund shares.

On a quarterly basis, the Trustees will review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plan should be continued. Continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of the Fund and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the “Plan Trustees”). The Plan provides that they may not be amended to increase materially the costs that the Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees acting separately on behalf of the Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while the Plan is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding shares of the class of shares of the Fund to which the Plan relates.
CUSTODIAN
     Brown Brothers Harriman & Co. (“BBH&Co”), located at 40 Water Street, Boston, Massachusetts 02109, serves as the custodian for the Fund’s assets. As custodian, BBH&Co. acts as the depositary for the Fund’s assets, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as custodian. For its services to the Trust, BBH&Co. is paid a fee based on the net asset value of the Fund and is reimbursed by the Trust for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH&Co. and the Trust from time to time.
TRANSFER AGENT AND ADMINISTRATOR
     U.S. Bancorp Fund Services, LLC (“USB”), located at 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Fund’s transfer, dividend paying, and shareholder servicing agent.
     USB, subject to the supervision of the Board of Trustees, provides certain services pursuant to an agreement with the Trust (“Transfer Agent Servicing Agreement”). USB maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.
     BBH&Co. serves as administrator to the Trust pursuant to a written agreement with the Trust. BBH&Co. supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreements. BBH&Co. is responsible for:
(a)	calculating the Fund’s net asset value;

(b)	preparing and maintaining the books and accounts specified in Rules 31a-1and 31a-2 of the 1940 Act;

(c)	preparing financial statements contained in reports to stockholders of the Fund;

(d)	preparing the Fund’s federal and state tax returns;

(e)	preparing reports and filings with the SEC; and

(f)	maintaining the Fund’s financial accounts and records.
     For its services to the Trust, the Trust pays BBH&Co. an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of business at the end of the month. Each Fund is charged its pro rata share of such expenses.
LEGAL COUNSEL
     Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, Pennsylvania 19103, is the Independent Registered Public Accounting Firm for the Trust.
CODE OF ETHICS
     Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act, the Adviser and Sub-adviser have each adopted a Code of Ethics that applies to the personal trading activities of their employees. The Code of Ethics for the Adviser and the Code of Ethics for the Sub-adviser each establish standards for personal securities transactions by employees covered under the Codes of Ethics. Under the Code of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction that involves any actual or potential conflict of interest, or any abuse of an employee’s position of trust and responsibility.
     The Code of Ethics adopted by the Adviser/the Sub-adviser applies to it and its affiliates, and have been adopted by the Trust. All employees of the Adviser/Sub-adviser are prohibited from recommending securities transactions by the Fund without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to the Fund to anyone unless it is properly within his or her duties to do so. Employees who are also deemed investment personnel under each Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Adviser/Sub-adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are required to pre-clear with their local compliance officer transactions involving initial public offerings or private placements which present conflicts of interest with the Fund.
     The Code of Ethics adopted by the Adviser/the Sub-adviser is designed to ensure that access persons act in the interest of the Fund with respect to any personal trading of securities. Under the Adviser’s Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments), which are being purchased, sold or considered for purchase or sale by the Fund unless their proposed purchases are approved in advance.
     The Adviser/the Sub-adviser has established under the Code of Ethics compliance procedures to review the personal securities transactions of their associated persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act.
     The Fund’s principal underwriter also has adopted its own Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.
     Copies of the Codes of Ethics are on file with and publicly available from the SEC.
PROXY VOTING POLICIES
     The Board of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the Fund to the Fund’s Adviser in accordance with the proxy voting policies adopted by the Adviser. The proxy voting policies of the Adviser is attached as exhibits to this Statement of Additional Information. Shareholders may obtain information about how the Fund voted proxies related to portfolio securities for the most recent twelve (12) month period ended June 30, without charge, upon request, by calling 800-220-8888 or by accessing the SEC’s website at www.sec.gov.
REPORTS TO SHAREHOLDERS
     The fiscal year of the Trust ends on June 30. Shareholders of the Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent registered accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or by calling 800-220-8888.
BROKERAGE ALLOCATION
     The advisory/subadvisory agreements provides that the Adviser/Sub-adviser shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of the Fund and, when applicable, the negotiation of commissions in connection therewith. The Trust has no obligations to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.
     Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Adviser/Sub-adviser in determining the overall reasonableness of brokerage commissions.
     The Adviser/Sub-adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the 1934 Act, for the Trust and/or other accounts for which the Adviser/Sub-adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser/Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser’s/Sub-adviser’s overall responsibilities with respect to the Fund. In reaching such determination, the Adviser/Sub-adviser will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. Research services provided by brokers to the Adviser/Sub-adviser include that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries.
     The Adviser/Sub may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed “mark-up” or selling concession. The Adviser/Sub-adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser/Sub-adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts.
     The Adviser/Sub-adviser may aggregate sale and purchase orders for the Fund with similar orders made simultaneously for other clients of the Adviser/Sub-adviser. The Adviser/Sub-adviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.
     If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of the Adviser’s/Sub-adviser’s clients are entered at approximately the same time on any day and are executed at different prices, the Adviser/Sub-adviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

AFFILIATED TRANSACTIONS
     When buying or selling securities, the Sub-adviser may execute trades for the Fund with broker-dealers that are affiliated with the Trust, the Adviser, the Sub-adviser, or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board of Trustees. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board of Trustees at least quarterly.
SHAREHOLDER INFORMATION
     The Fund offers Class A, C and Institutional Class Shares. Each Class involves different sales charges, features and expenses as described more fully in the Prospectus.
PURCHASES AND SALES THROUGH BROKERS
     The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to receive orders on the Fund’s behalf. The Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order. Customer orders, in such cases, will be priced at the Fund’s net asset value per share next computed after they are received by an authorized broker or the broker-authorized designee. Investors who purchase shares on a load waived basis may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent that waives the front end load.
SALES CHARGE REDUCTIONS AND WAIVERS
     Class A Shares of the Fund is offered subject to the following sales charge schedule:

			Amount Reallowed to
	Sales Load (as % of	Sales Load (as % of Net	Dealers (as % of
Purchase Amount	Offering Price)	Amount Invested)	Offering Price)
up to $49,999	5.50%	5.82%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.25%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0.00%
     Waivers of Front-End Sales Charges. Class A Shares Front-End Sales Charge Waivers. Front-end sales charges will not apply to purchases of Class A Shares by or through:
(1)	Employees and employee related accounts of the Adviser, Trustees and affiliated persons of the Trust.

(2)	Fee-based registered investment advisers for their clients, broker-dealers with wrap fee accounts, and registered investment advisers or brokers for their own accounts.

(3)	Qualified retirement plan that places either: (i) 100 or more participants; or (ii) $300,000 or more of combined participants’ initial assets into the Fund, in the aggregate.

(4)	Fee-based trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

(5)	Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

(6)	Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

(7)	Insurance company separate accounts.

(8)	Reinvestment of capital gains distributions and dividends.

(9)	College savings plans qualified under Section 529 of the Code whose sponsors or administrators have entered into an agreement with Quasar or any of its affiliates to perform advisory or administrative services.

(10)	Companies exchanging shares with or selling assets to the Fund pursuant to a merger, acquisition or exchange offer.

(11)	Organizations described in Section 501(c)(3) of the Code.

(12)	Charitable remainder trusts.

(13)	Certain tax qualified plans of administrators who have entered into a service agreement with Quasar or the Fund.

(14)	Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Fund.
REDEEMING SHARES
     Redemptions of the Fund’s shares will be made at net asset value per share (“NAV”). The Fund’s NAV is determined on days on which the New York Stock Exchange (“NYSE”) is open for trading, as discussed further below.
     Redemptions In-Kind. The Fund does not intend, under normal circumstances, to redeem their securities by payment in-kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of: (a) $250,000; or (b) one percent (1%) of the Fund’s NAV at the beginning of such period.
NET ASSET VALUE, DIVIDENDS AND TAXES
     Net Asset Value. The Fund determines its NAV each day NYSE-ARCA is open for trading. The NYSE-ARCA is closed to observe the following holidays, in addition to Saturdays and Sundays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
     Portfolio securities, including ADRs and options, which are traded on stock exchanges, will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the counter market and listed on the NASDAQ Stock Market (“NASDAQ”) are normally valued at the NASDAQ Official Closing Price. Other over-the-counter market securities will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within sixty (60) days of the valuation are valued at amortized cost which approximates market value. The other securities and assets of the Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities quoted in foreign currencies will be converted to U.S. dollar equivalents using prevailing market exchange rates.
     Suspension of the Determination of Net Asset Value. The Board of Trustees may suspend the determination of net asset value and, accordingly, redemptions for the Fund for the whole or any part of any period during which: (i) NYSE-ARCA is closed (other than for customary weekend and holiday closings); (ii) trading on NYSE-ARCA is restricted; (iii) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) the SEC may by order permit for the protection of the holders of the Fund’s shares.
     Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on their investments in portfolio securities. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”
     Distributions of Capital Gains. The Fund may derive a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
     Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
     Effect of Investment in Foreign Securities. The Fund is permitted to invest in foreign securities as described above. Accordingly, the Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you.
     Pass-through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year are invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. Your use of foreign dividends, designated by the Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.
     Effect of Foreign Debt Investments on Distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.
     PFIC Securities. The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognizes any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
     Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of their tax status of such distribution for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.
     Election to be Taxed as a Regulated Investment Company. The Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.
     In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:
(i)	the Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’ total assets or 10% of the outstanding voting securities of the issuer;

(ii)	the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)	the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.
     Excise Tax Distribution Requirements. As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:
     Required Distributions. To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
     Post-October Losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, the Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year-end of June 30 (“post-October loss”) as occurring on the first day of the following tax year (i.e. July 1).
     Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service (“IRS”) requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.
     Redemptions at a Loss within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six (6) months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
     Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within thirty (30) days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
     Cost Basis Reporting. Under provisions of the Emergency Economic Stabilization Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.
     U.S. Government Securities. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
     Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.
     Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.
     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.
     After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.
     This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.
     Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.
     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.
     Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subjects the Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.
     Derivatives. The Fund is permitted to invest in certain options and futures contracts to hedge the Fund’s portfolio or for other permissible purposes consistent with the Fund’s investment objective. If the Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income-tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses. In determining its net income for excise tax purposes, the

Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary), and to realize and distribute any resulting income and gains.
     Tax Straddles. The Fund’s investment in options and futures contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.
     Convertible Debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.
     Short Sales and Securities Lending Transactions. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.
     Investment in Taxable Mortgage Pools (Excess Inclusion Income). The Fund may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
     These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S.-REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy. Shareholders should consult their tax advisors about the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.
     Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Backup Withholding. By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:
•	provide your correct social security or taxpayer identification number;

•	certify that this number is correct;

•	certify that you are not subject to backup withholding; and

•	certify that you are a U.S. person (including a U.S. resident alien).
     The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.
     Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are non residential alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
     In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by the Fund from its net long-term capital gains, and with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
     Capital Gain Dividends and Short-Term Capital Gain Dividends. In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
     Interest-Related Dividends. With respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source: (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.
     Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

     Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Effectively Connected Income. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in: (i) the stock of domestic and foreign corporations; and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.
     Investment in U.S. Real Property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (“U.S.-REIT”). The sale of a U.S. real property interest (“USRPI”) by the Fund or by a U.S.-REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.
     The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (“RIC”), from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment company) as follows:
•	The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•	If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•	In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
     These rules apply to dividends paid by the Fund before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.- REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.
     Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.
     U.S. Estate Tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S. estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.
     U.S. Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back-up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.
     The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
     Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
     The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
THIS DISCUSSION OF “NET ASSET VALUE, DIVIDENDS AND TAXES” IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN THE FUND.
PERFORMANCE INFORMATION
     To obtain the Fund’s most current performance information, please visit www.quakerfunds.com.
     Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.
DESCRIPTION OF SHARES
     The Trust is an unincorporated business trust that was organized under the Commonwealth of Massachusetts on October 24, 1990, and operates as an open-end investment management company. The Trust’s

Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series, each of which relates to a separate portfolio of investments. The Trust presently has nine (9) series portfolios, each of which offers one or more classes of shares. Each of the Funds is diversified, within the meaning of the 1940 Act, except for the Quaker Capital Opportunities Fund, the Quaker Long-Short Tactical Allocation Fund, and the Quaker Akros Absolute Strategies Fund which are non-diversified. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares.
     Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective class of the respective series on liquidation. Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The Fund does not generally issue certificates for shares purchased.
     Each share outstanding entitles the holder to one vote. If the Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Trust is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.
     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions, which are intended to mitigate such liability.
     Other Expenses. The Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Adviser, or expenses otherwise incurred in connection with the management of the investment of the Fund’s assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner, as it deems fair and equitable.
FINANCIAL STATEMENTS
The Fund’s audited financial statements will be included in the Trust’s Annual Report to Shareholders and will be incorporated by reference from the Annual Reports after the end of the Fund’s first fiscal year.

EXHIBITS
TO
QUAKER INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
Adviser & Sub-Adviser’s Proxy Voting Policies and Procedures.

Quaker Investment Trust

Proxy Voting Policy and Procedures
Board Approval Required:	Yes

Most Recent Board Approval:	August 22, 2009

References:	Investment Company Act — Rule 30b1-4
GENERAL
     The Board of Trustees (“Board”) of the Quaker Investment Trust (“QIT”) have adopted the following policies and procedures (the “Policies and Procedures”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Proxy Voting Rule”) with respect to voting proxies relating to portfolio securities held by QIT’s investment portfolios (“Funds”).
     QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, we believe that each Fund’s portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.
     Consequently, it is the policy of QIT to delegate proxy voting responsibilities to Quaker Funds, Inc., (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”), subject to the Board’s continuing oversight. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.
     If the Adviser or Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Advisers Act of 19401, as amended, that adviser will be required to follow these Policies and Procedures.

[1]	Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

GENERAL PROXY VOTING GUIDELINES
     QIT will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking”.
     In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds’ assets.
     QIT’s general guidelines as they relate to voting certain common proxy proposals are described below. As previously noted, the Adviser or Sub-Adviser to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For

Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against

Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against

Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case
     The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.
CONFLICTS OF INTEREST
     QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A “conflict of interest” shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT’s independence of judgment and action in voting the proxy.
     Since under normal circumstances the Adviser or Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies. QIT expects the Adviser and each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-Adviser may have.
RECEIPT OF PROXY VOTING PROCEDURES & PROXY VOTING RECORDS
•	At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

•	At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 7 hereof). With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a material conflict of interest, the Adviser or Sub-Adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

•	In the event the Adviser (if it has retained the authority to vote proxies on behalf of any fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide QIT with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Board in a letter to the Adviser or Sub-Adviser formally requiring compliance. Further, the deficiency will be specifically noted at the Adviser or Sub-Adviser contract renewal and shall be a factor the QIT Board takes into consideration during the renewal process.

•	Each quarter, the Adviser will disclose to the Board on proxy votes cast in the prior period by the Funds.
REVOCATION OF AUTHORITY TO VOTE
     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES, AND RECORD
     QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule. These include the following:
•	Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT’s website, SEC website, and toll free phone number).

•	Disclosure in the Fund’s Statement of Additional Information (“SAI”) the actual policies used to vote proxies.

•	Disclosure in shareholder reports and in the SAI that information regarding how a Fund’s proxies were voted during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.
     QIT will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule. This voting record will also be made available to shareholders.
     QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.
MAINTENANCE OF PROXY VOTING RECORDS
     QIT’s administrator, Adviser, and Sub-Advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.
REVIEW OF PROXY VOTING POLICIES AND PROCEDURES
     The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-Advisers will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.
SECURITIES LENDING PROGRAM
     When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where QFI or the applicable Fund’s sub-adviser determines that a proxy vote (or shareholder action) is materially important to the applicable Fund, QFI or the sub-adviser may recall the security.

Akros Capital, LLC
Proxy Voting Policies

33.1	Overview
This proxy voting policy is designed to provide reasonable assurance that proxies are voted in the clients’ best economic interest, when the responsibility for voting client proxies rests with Akros. Akros shall vote proxies for clients pursuant to the authority granted in the investment management agreement between Akros and its client, or as granted by written direction from each client. The CCO is responsible for voting client proxies under the direction of the Managing Principal. Questions regarding this policy should be directed to Compliance.

33.2	Record Retention Requirements
Akros shall keep the following proxy voting records:
A.	These proxy voting polices and procedures;

B.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;

C.	Records of proxy votes cast on behalf of each client;

D.	Records of client requests (written or oral) for proxy voting information, including a record of the information provided by Akros; and

E.	Documents prepared by Akros that were material to making the decision of how to vote.
Akros will keep records in accordance with its Record Retention Policy.

33.3	Conflicts of Interest
     Overview
Akros may encounter a material conflict in voting client proxies. Akros has a duty to recognize a material conflict and to resolve the conflict before voting the proxy. For purposes of this policy, material conflicts of interest are defined as those conflicts that, in the opinion of the Managing Principal, a reasonable investor would view as important in making a decision regarding how to vote a proxy.
Examples of material conflicts include (but are not limited to):
1.	Akros provides investment management services to a company whose management is soliciting proxies; and

2.	An Akros employee has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant in the proxy contest or a corporate director of the company.
Identifying Conflicts of Interest
1.	Compliance maintains a listing of all material business conflicts of interests —those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest.

2.	All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult Compliance for guidance.
Resolving Material Conflicts of Interest
Unless a client requests otherwise, Akros shall follow one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.
1.	Engage an independent party to determine how to vote the proxy;

2.	Refer the proxy to a client or to a representative of the client for voting purposes;

3.	Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote; or

4.	Prepare a written summary report that (i) describes the conflict and procedures used by Akros to address the conflict; (ii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iii) confirms that the recommendation was made solely on the investment merits of the proxy proposal. The completed report will be maintained by Compliance who shall confirm the proxy is voted in accordance with the written summary report.

B-1

33.4	Disclosures to Clients
A client may request Akros to deliver this Proxy Voting Policy as well as a record of how Akros has voted that client’s proxies. Akros will use the firm’s Part II of Form ADV disclosure to:
A.	Notify clients as to how they may obtain a copy of this policy;

B.	Notify clients as to how they may obtain a record of how their securities were voted; and

C.	Summarize the firm’s proxy voting policies.

33.5	Voting Guidelines — General
Akros strives to vote all proxies in the best economic interests of its clients. The decision of how to vote follows the same criteria Akros uses in managing client accounts — to vote for proposals in such a manner that, in Akros’ opinion, will increase shareholder value.
General Overview
In evaluating a particular proxy proposal, Akros takes into consideration, among other items:
1.	Akros’ determination of whether the proxy proposal will create dilution for shareholders;

2.	Akros’ determination of how the proxy proposal will impact its clients, including but not limited to, control matters (e.g., mergers and anti-takeover tactics);

3.	The period of time over which shares of the company are expected to be held in the client’s portfolio;

4.	The size of the position;

5.	The costs involved in the proxy proposal; and

6.	Management’s assertions regarding the proxy proposal.

33.6	Voting Guidelines — Quantitatively Managed Accounts
With respect to its quantitatively managed accounts, Akros shall generally support management’s recommendations on proxy issues related to business operations matters, as the selection of such securities is largely determined by a quantitative process and not by Akros’ fundamental research.

33.7	Voting Guidelines — Actively Managed Accounts
Proxy Proposals Regarding Business Operations Matters
Unless otherwise noted within this policy, Akros shall, with respect to its actively managed accounts, generally support management’s recommendations on proxy issues related to business operations matters (i.e., not related to control matters), since management’s ability is a key factor Akros considers in selecting equity securities for client portfolios. Akros believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when Akros believes the company’s management is acting in a manner inconsistent with its clients’ best interests Akros shall vote against management’s recommendations.
Proxy Proposals Creating Shareholder Dilution
Akros will generally vote against recommendations it determines will create dilution for shareholders.
Proxy Proposals Regarding Control Matters
1.	Akros will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis; and

2.	Akros generally opposes measures preventing shareholders from accepting an offer of a sale of a company.
Proxy Proposals Regarding Executive Compensation
Akros will generally vote for proposals related to executive compensation plans unless Akros determines the plan to be excessive in nature or will create excessive dilution for shareholders.
Approved: August 16, 2005
Updated: June 24, 2007

B-2

Quaker Investment Trust
PART C: OTHER INFORMATION
Item 28. Exhibits

(a)	(1)	Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)
(a)	(2)	Instrument Establishing and Designating Series and Classes, dated February 5, 2004.	(2)
(a)	(3)	Instrument Establishing and Designating Series and Classes, dated October 20, 2006.	(6)
(a)	(4)	Instrument Establishing and Designating Series and Classes, dated October 28, 2008.	(11)
(a)	(5)	Amended and Restated Declaration of Trust, dated May 13, 2009.	(12)
(a)	(6)	Amendment No. 1 to Schedule A of Amended and Restated Declaration of Trust, dated February 18, 2010.	(14)
(a)	(7)	Amendment No. 2 to Schedule A of Amended and Restated Declaration of Trust, dated April 29, 2010.	*
(b)	(1)	Amended and Restated Bylaws, dated August 1, 1996.	(1)
(b)	(2)	Amendment No. 1 to Bylaws, dated January 13, 2004.	(2)
(b)	(3)	Amendment No. 2 to Bylaws, dated March 10, 2005.	(5)
(c)	(1)	Instrument Defining Rights of Security Holders as referenced in Article IV of the Amended and Restated Bylaws, dated August 1, 1996.	(1)
(c)	(2)	Instrument Defining Rights of Security Holders as referenced in Article VI and Article X of the Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)
(d)	(1)	Investment Advisory Agreement between the Registrant and Quaker Funds, Inc. (“QFI”), dated May 3, 2005.	(4)
(d)	(2)	Amendment to Schedule A of the Investment Advisory Agreement between the Registrant and QFI, dated July 30, 2010.	*
(d)	(3)	Investment Subadvisory Agreement between QFI and DG Capital Management, Inc. on behalf of the Quaker Strategic Growth Fund, dated May 3, 2005.	(4)
(d)	(4)	Investment Subadvisory Agreement between QFI and Knott Capital Management on behalf of the Quaker Capital Opportunities Fund, dated May 3, 2005.	(4)
(d)	(5)	Amendment to the Investment Subadvisory Agreement between QFI and Knott Capital Management on behalf of the Quaker Capital Opportunities Fund, dated July 1, 2007.	(8)
(d)	(6)	Investment Subadvisory Agreement between QFI and Kennedy Capital Management on behalf of the Quaker Mid-Cap Value Fund, dated September 25, 2008.	(11)
(d)	(7)	Investment Subadvisory Agreement between QFI and Aronson+Johnson+Ortiz, LP on behalf of the Quaker Small-Cap Value Fund, dated May 3, 2005.	(4)
(d)	(8)	Investment Subadvisory Agreement between QFI and DG Capital Management on behalf of the Quaker Global Tactical Allocation Fund (formerly Quaker Global Total Return Fund), dated May 1, 2008.	(11)
(d)	(9)	Investment Subadvisory Agreement between QFI and Century Management Inc. on behalf of the Quaker Small-Cap Growth Tactical Allocation Fund, dated April 30, 2009.	(13)
(d)	(10)	Investment Subadvisory Agreement between QFI and Rock Canyon Advisory Group, Inc. on behalf of the Quaker Long-Short Tactical Allocation Fund, dated June 15, 2009.	(13)
(d)	(11)	Form of Investment Subadvisory Agreement between QFI and Akros Capital, LLC on behalf of the Quaker Akros Absolute Strategies Fund.	*
(e)	(1)	Distribution Agreement between the Registrant and Quasar Distributors, LLC, dated November 17, 2006.	(8)
(e)	(2)	Amendment to the Distribution Agreement between the Registrant and Quasar Distributors, LLC, dated January 1, 2007.	(8)
(e)	(3)	Form of Amendment to Exhibit A of the Distribution Agreement between the Registrant and Quasar Distributors, LLC.	*

(f)		Not Applicable.
(g)	(1)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. (“BBH”), dated August 11, 2006.	(7)
(g)	(2)	Amendment to Schedule A of the Custodian Agreement between the Registrant and BBH, dated July 30, 2010	*
(h)	(1)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(8)
(h)	(2)	Form of Amendment to Exhibit A to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.	*
(h)	(3)	Administrative Agency Agreement between the Registrant and BBH, dated November 27, 2006.	(8)
(h)	(4)	Amendment to Schedule A of the Administrative Agency Agreement between the Registrant and BBH, dated July 30, 2010	*
(h)	(5)	Blue Sky Compliance Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(8)
(i)	(1)	Opinion of Counsel with Respect to Institutional Shares of the Quaker Global Tactical Allocation Fund (formerly, Quaker Global Total Return Fund) and the Quaker Capital Opportunities Fund.	(9)
(i)	(2)	Opinion of Counsel with Respect to Class C Shares and Institutional Shares of the Quaker Core Value Fund.	(8)
(i)	(3)	Opinion of Counsel with respect to the Quaker Global Growth Fund, dated October 20, 2006.	(6)
(i)	(4)	Opinion of Counsel with respect to the Quaker Small-Cap Growth Tactical Allocation Fund (formerly, Quaker Small-Cap Growth Total Return Fund).	(10)
(i)	(5)	Opinion of Counsel with respect to all series.	(7)
(i)	(6)	Opinion of Counsel with respect to the Quaker Long-Short Tactical Allocation Fund.	(12)
(i)	(7)	Opinion of Counsel with respect to the Quaker Event Arbitrage Fund.	(14)
(i)	(8)	Opinion of Counsel with respect to the Quaker Akros Absolute Strategies Fund.	*
(j)	(1)	Consent of Counsel.	*
(k)		Not Applicable.
(l)		Not Applicable.
(m)	(1)	Amended Plan of Distribution under Rule 12b-1 for Class A Shares of the Registrant, dated July 30, 2010.	*
(m)	(2)	Amended Plan of Distribution under Rule 12b-1 for Class C Shares of the Registrant, dated July 30, 2010.	*
(m)	(3)	Shareholder Servicing and Processing Plan, dated November 12, 2009, as amended July 30, 2010.	*
(n)		Rule 18f-3 Multiple Class Expense Allocation Plan, as amended July 30, 2010.	*
(o)		Reserved.
(p)	(1)	Code of Ethics of the Trust and QFI as Amended and Restated, dated March 11, 2004.	(3)
(p)	(2)	Code of Ethics for Quasar Distributors, LLC.	*
(p)	(3)	Code of Ethics for Aronson+Johnson+Ortiz, LP, dated January 3, 2006.	(8)
(p)	(4)	Code of Ethics for Knott Capital Management, dated April 30, 2006.	(8)
(p)	(5)	Amended Code of Ethics for Kennedy Capital Management, Inc., dated as of November 13, 2008.	(13)

(p)	(6)	Amended Code of Ethics for D.G. Capital Management, Inc., dated January 1, 2007.	(8)
(p)	(7)	Code of Ethics for Century Management, dated June 6, 2008.	(12)
(p)	(8)	Code of Ethics for Rock Canyon Advisory Group, dated January 1, 2006.	(12)
(p)	(9)	Code of Ethics for Akros Capital, LLC, dated August 9, 2005.	*
(q)	(1)	Power-of-Attorney on behalf of Adrian Basora, James R. Brinton, David K. Downes, Laurie Keyes, Jeffry H. King, G. Michael Mara, Mark S. Singel, Warren West and Everett T. Keech.	(8)
(q)	(2)	Power-of-Attorney on behalf of Gary Shugrue.	(11)

(*)		Filed herewith.
(1)		Incorporated by reference to post effective amendment nos. 8/6 (File Nos. 33-38074 and 811-6260) (filed August 29, 1996).
(2)		Incorporated by reference to post effective amendment nos. 31/29 (File Nos. 33-38074 and 811-6260) (filed February 13, 2004).
(3)		Incorporated by reference to post effective amendment nos. 32/30 (File Nos. 33-38074 and 811-6260) (filed October 28, 2004).
(4)		Incorporated by reference to post effective amendment nos. 33/31 (File Nos. 33-38074 and 811-6260) (filed August 26, 2005).
(5)		Incorporated by reference to post effective amendment nos. 34/32 (File Nos. 33-38074 and 811-6260) (filed October 28, 2005).
(6)		Incorporated by reference to post effective amendment nos. 36/34 (File Nos. 33-38074 and 811-6260) (filed October 20, 2006).
(7)		Incorporated by reference to post effective amendment nos. 37/35 (File Nos. 33-38074 and 811-6260) (filed October 26, 2006).
(8)		Incorporated by reference to post effective amendment nos. 39/37 (File Nos. 33-38074 and 811-6260) (filed October 29, 2007).
(9)		Incorporated by reference to post effective amendment nos. 41/39 (File Nos. 33-38074 and 811-6260) (filed June 18, 2008).
(10)		Incorporated by reference to post effective amendment nos. 43/41 (File Nos. 33-38074 and 811-6260) (filed September 3, 2008).
(11)		Incorporated by reference to post effective amendment nos. 44/42 (File Nos. 33-38074 and 811-6260) (filed October 28, 2008).
(12)		Incorporated by reference to post effective amendment nos. 46/44 (File Nos. 33-38074 and 811-6260) (filed June 2, 2009).
(13)		Incorporated by reference to post effective amendment nos. 48/46 (File Nos. 33-38074 and 811-6260) (filed October 28, 2009).
(14)		Incorporated by reference to post effective amendment nos. 53/51 (File Nos. 33-38074 and 811-6260) (filed May 7, 2010).
Item 29. Persons Controlled or Under Common Control with the Fund
To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with any other person.
Item 30. Indemnification
Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article VII, Sections 5.4 of the Registrant’s Declaration of Trust, Article XIV Section 8 of the Registrant’s Investment Advisory Agreement, Section 8(b) of the Registrant’s Administration Agreement, and Section (6) of the Registrant’s Distribution

Agreements. The Trustees and officers of the Registrant and the personnel of the Registrant’s administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person and the SEC is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser
See the Prospectus, generally, and the Statement of Additional Information section entitled “Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser and Sub-Advisers to the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Adviser or Sub-Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Each Sub-Adviser currently serves as investment adviser to numerous institutional and individual clients.
Item 32. Principal Underwriters
Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ distributor. Quasar also serves as the distributor for the entities named below:

Academy Fund Trust	Barrett Growth Fund	Cookson Peirce
ActivePassive Funds	Brandes Investment Trust	Counterpoint Select Fund
Akre Funds	Brandywine Blue Funds, Inc.	Country Funds
Akros Absolute Return Fund	Bridges Investment Fund, Inc.	The Cushing MLP Funds
Al Frank Funds	Bright Rock Funds	Davidson Funds
Allied Asset Advisors Funds	Brown Advisory Funds	DoubleLine Funds
Alpine Equity Trust	Buffalo Funds	DSM Capital Funds
Alpine Income Trust	CAN SLIM Select Growth Fund	Edgar Lomax Value Fund
Alpine Series Trust	Capital Advisors Funds	Empiric Funds, Inc.
American Trust	Chase Funds	Evermore Global Investors Trust
Appleton Group	Classic Advisor Funds	FIMCO Funds
Artio Global Funds	Coldstream Funds	First Amer Investment Funds,Inc.
Ascentia Funds	Congress Fund	First Amer Strategy Funds, Inc.
First American Funds, Inc.	Marketfield Fund	Primecap Odyssey Funds
Fort Pitt Capital Group, Inc.	Marquette Fund	Prospector Funds

Fund X Funds	Masters’ Select Fund Trust	Purisima Funds
Geneva Advisors Funds	Matrix Asset Advisors, Inc.	Quaker Investment Trust
Gerstein Fisher Funds	McCarthy Fund	Rainier Funds
Glenmede Fund, Inc.	Monetta Fund, Inc.	RBC Funds Trust
Glenmede Portfolios	Monetta Trust	Schooner Investment Group
Greenspring Fund	Morgan Dempsey Funds	SCS Financial Funds
Grubb & Ellis	MP63 Fund	Smead Value Fund
Guinness Atkinson Funds	Muhlenkamp (Wexford Trust)	Snow Fund
Harding Loevner Funds	Newgate Capital	Stephens Management Co.
Hennessy Funds, Inc	Nicholas Funds	Teberg Fund
Hennessy Mutual Funds, Inc.	Niemann Tactical Return Fund	Thompson Plumb (TIM)
Hodges Funds	O’Shaughnessy Funds	Thunderstorm Mutual Funds
Hotchkis and Wiley Funds	Osterweis Funds	TIFF Investment Program, Inc.
Huber Funds	Performance Trust Funds	Tygh Capital Management
Intrepid Capital Management	Perkins Capital Management	USA Mutuals Funds
Jacob Funds, Inc.	Permanent Portfolio Funds	Villere Fund
Jensen Funds	Perritt Opportunities Funds	Wall Street Fund
Keystone Mutual Funds	Phocas Financial Funds	WBI Funds
Kiewit Investment Fund L.L.L.P.	PIA Funds	Winslow Green Mutual Funds
Kirr Marbach Partners Funds, Inc	PineBridge Funds	Wisconsin Capital Funds, Inc.
LKCM Funds	Poplar Forest Partners Fund	WY Funds
Mariner Funds	Portfolio 21
Item 33. Location of Accounts and Records
Quaker Funds, Inc.
309 Technology Drive
Malvern, PA 19355
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207
Item 34. Management Services
The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.
Item 35. Undertakings
Not Applicable.

EXHIBIT INDEX

No.	Exhibit
(a)(7)	Amendment No. 1 to Schedule A of Amended and Restated Declaration of Trust
(d)(2)	Amendment to Schedule A of the Investment Advisory Agreement between the Registrant and QFI
(d)(11)	Form of Investment Subadvisory Agreement between QFI and Akros Capital, LLC
(e)(3)	Form of Amendment to Exhibit A of the Distribution Agreement between the Registrant and Quasar Distributors, LLC
(g)(2)	Amendment to Schedule A of the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.
(h)(2)	Form of Amendment to Exhibit A to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC
(h)(4)	Amendment to Schedule A of the Administrative Agency Agreement between the Registrant and Brown Brothers Harriman & Co.
(i)(8)	Opinion of Counsel with respect to the Quaker Akros Absolute Strategies Fund
(j)(1)	Consent of Counsel
(m)(1)	Amended Plan of Distribution under Rule 12b-1 for Class A Shares of the Registrant
(m)(2)	Amended Plan of Distribution under Rule 12b-1 for Class C Shares of the Registrant
(m)(3)	Shareholder Servicing and Processing Plan, dated November 12, 2009, as amended
(n)	Rule 18f-3 Multiple Class Expense Allocation Plan
(p)(2)	Quasar Code of Ethics 2010
(p)(9)	Akros Capital, LLC Code of Ethics, dated August 9, 2005

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Quaker Investment Trust certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment No. 56 to its registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Malvern, PA on the 27th day of August, 2010.

QUAKER INVESTMENT TRUST

By:	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment No. 56 to the registration statement on Form N-1A has been signed by the following persons in the capacities indicated:

Signature	Title	Date

/s/ Jeffry H. King, Sr.		August 27, 2010
Jeffry H. King, Sr.	Chief Executive Officer / Chairman and Trustee

August 27, 2010
Laurie Keyes	Treasurer and Trustee*

August 27, 2010
Mark S. Singel	Trustee*

August 27, 2010
Adrian A. Basora	Trustee*

Signature	Title	Date

August 27, 2010
James R. Brinton	Trustee*

August 27, 2010
Gary E. Shugrue	Trustee*

August 27, 2010
Warren West	Trustee*

August 27, 2010
Everett T. Keech	Trustee*

*By:	/s/ Jeffry H. King, Sr.

Jeffry H. King, Sr.
Attorney-in-Fact
(Pursuant to Powers of Attorney previously filed and filed herewith)